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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: MAY 10, 2004
                  Date of Earliest Event Reported: MAY 10, 2004

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-20421                             84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 10, 2004, Liberty Media Corporation (the "Company") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets, which supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2004, which was filed with the Securities and Exchange Commission (the "SEC") on May 10, 2004. The information included in the Press Release is not meant to serve as a release of financial results of the Company. The Press Release also includes certain guidance for 2004.

This Form 8-K and the Press Release attached hereto as an Exhibit 99.1, insofar as they disclose historical information regarding Liberty's results of operations or financial condition for the three months ended March 31, 2004, are being furnished to the SEC under Item 12 of Form 8-K.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2004

                                        LIBERTY MEDIA CORPORATION


                                        By: /s/ Charles Y. Tanabe
                                            -----------------------------------
                                            Name:  Charles Y. Tanabe
                                            Title: Senior Vice President
                                                   and General Counsel